GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT is made this 13th day of June, 1997 by BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, INC., a New Jersey health service corporation (the "Guarantor") in favor of SUMMIT BANK, a banking corporation of the State of New Jersey (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Guarantor presently owns approximately 50% of the issued and outstanding shares of capital stock of CAREADVANTAGE, INC. (the "Borrower"); and

     WHEREAS, concurrently herewith, the Bank is entering into a Credit Agreement (the "Credit Agreement") with the Borrower and the Guarantor pursuant to which the Bank has agreed to extend credit and make loans to the Borrower, as more fully set forth therein; and

     WHEREAS, the execution and delivery of this Agreement by the Guarantor is a condition precedent to the Bank making the Loans described in the Credit Agreement.

     NOW, THEREFORE, in order to induce the Bank to make the Loan as aforesaid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby agree for the benefit of the Bank as follows:

                                    ARTICLE I

     1.1 Definitions. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

     1.2 Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees to the Bank the prompt, punctual, and full payment when due (whether at stated maturity, by acceleration or otherwise) of all of the Borrower's obligations under the Notes and the Loan Documents, including, without limitation, all principal, interest (including post-petition interest in the event the Borrower files or has filed against it a petition in bankruptcy) and all other amounts payable under the Notes and the Loan Documents, as the same may be modified, extended or replaced (collectively, the "Obligations").

     1.3 Guaranty Unconditional. The obligations of the Guarantor hereunder are irrevocable, absolute, and unconditional, irrespective of the value, genuineness, validity, regularity, or enforceability of any Loan Document or any term or provision thereof or of any other document relating to the Obligations or any other circumstance which might otherwise constitute a legal or

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equitable discharge or defense of a surety or guarantor.

     1.4 Consent. The Guarantor hereby consents that any or all of the following actions may be taken or things done without notice to the Guarantor and without affecting the liability of the Guarantor under this Agreement or any of the Loan
Documents:

     (a) The time for performance of or compliance with any of the Obligations may be accelerated or extended or such performance or compliance may be waived by the Bank (including, without limitation, the renewal, extension, acceleration, or other change in time of payment, or other terms of, the Obligations such as an increase or decrease in the rate of interest thereon);

     (b) Any of the acts referred to in the Loan Documents and the other documents executed and delivered in connection therewith may be performed, including without limitation, the making of any Advance or Term Advance which may be made thereunder from time to time;

     (c) The terms of any of the Obligations or any term or condition in any Loan Document may be amended by the parties thereto and the Bank for the purpose of adding any provisions thereto or changing in any manner the rights of the Bank or of such parties thereunder;

     (d) Any collateral which has been granted, is herein granted or may hereafter be granted by the Borrower or any party to the Bank to secure all or any part of the Obligations, including without limitation, the collateral described in the Loan Documents (collectively, the "Bank Collateral") may be exchanged, surrendered, or otherwise dealt with, and the Bank's interest thereunder may be released and may or may not be perfected, all as the Bank in its sole discretion may determine;

     (e) The Bank may apply any of the aforesaid Bank Collateral to the Obligations and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as the Bank may in its sole discretion determine (in accordance with the terms and conditions of the relevant Loan Documents with respect thereto), all without affecting the liability of the Guarantor hereunder; and

     (f) The Bank may take any action or permit or waive any action or inaction on the part of any party with respect to the Obligations and any Bank Collateral or other security granted in connection therewith, all without affecting the liability of the Guarantor hereunder.

     1.5 The Bank Collateral. The Guarantor acknowledges that its obligations hereunder will not be affected by (i) the


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Bank's  failure to properly  create a lien on or  security  interest in the Bank
Collateral, (ii) the Bank's failure to create or maintain a priority with respect to the lien on, or security interest purported to be created in, the Bank Collateral or (iii) any act or omission of the Bank (whether negligent or otherwise) which adversely affects the Bank's purported security interest in the Bank Collateral or lien thereon or the priority of such security interest or lien.

     1.6 Tolling of Statute of Limitations. The Guarantor agrees that any payment of any of the Obligations or other acts which shall toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Guarantor's liability hereunder.

     1.7 Waiver. The Guarantor hereby expressly waives diligence, presentment, demand for payment, protest, the benefit of any statute of limitations affecting the Borrower's liability under any Loan Document or the enforcement of this Agreement, the benefit of any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Agreement, the incurring of the Obligations or notice of any default or Event of Default under the Loan Documents, and any requirement that the Bank exhaust or enforce any right, power or remedy or proceed against the Borrower, the Bank Collateral or any other security for, or any other guarantor of, or any other party liable for, any of the Obligations. The Guarantor specifically agrees that it will not be necessary or required, and the Guarantor shall not be entitled to require, that the Bank file suit or proceed to assert or obtain a claim for personal judgment against the Borrower for the Obligations or to make any effort at collection or enforcement of the Obligations from the Borrower or foreclosure against or seek to realize upon the Bank Collateral or any other security now or hereafter existing for the Obligations or this Agreement or file suit or proceed to obtain or assert a claim for the Obligations or make any effort at collection of the Obligations from any such party or exercise or assert any other right or remedy to which the Bank is or may be entitled in connection with the Obligations or any security or guarantee relating thereto or assert or file any claims against the assets of the Borrower or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor hereunder. The Guarantor expressly waives any requirement of marshalling of assets.

     1.8 Certain Rights. The Bank may pursue its rights and remedies under this Agreement and shall be entitled to payment hereunder notwithstanding (i) any other guarantee by any other party of all or any part of the Obligations, (ii) any action taken


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by the Bank to enforce any of its rights or remedies under such other  guarantee or any security agreement, mortgage or deed of trust, or (iii) any payment received under such other guarantee or any security agreement, mortgage or deed of trust (except as to the amount of such payment). In pursuing its rights under this Agreement or any Loan Document, the Bank need not join the Guarantor in any suit against the Borrower or join the Borrower or other guarantors in any suit against the Guarantor. The Guarantor waives any right to require the Bank to give notice of terms, time, and place of any public or private sale of any Bank Collateral or any other security granted in connection with the Obligations or to comply with any other provisions of Section 9-504 of the Uniform Commercial Code.

     1.9 Continuing Guaranty. This Agreement shall be a continuing guaranty and any other guarantor or guarantors of all or a portion of the Obligations may be released without affecting the liability of the Guarantor hereunder.

     1.10 No Subrogation. Until the Obligations have been satisfied and paid in full and the Bank has no further obligation to make any Advance, the Guarantor hereby irrevocably and unconditionally waives (a) all rights of subrogation, reimbursement, contribution, indemnification, setoff or other recourse in respect of sums paid or payable by the Guarantor hereunder, (b) all statutory, contractual, common law, equitable and other claims against the Borrower and/or its assets or any other guarantor and (c) all other benefits which the Guarantor might otherwise directly or indirectly receive or be entitled to by reason of any amounts paid by or collected or due from (i) the Guarantor hereunder, (ii) the Borrower, or (iii) any other guarantor, including, but not limited to, any rights which the Guarantor may have by reason of any rights, powers, or remedies of the Borrower in connection with any anti-deficiency or similar laws limiting or qualifying the Obligations.

     1.11 Reinstatement. The liability of the Guarantor hereunder shall be reinstated and revived and the rights of the Bank shall continue if and to the extent that for any reason any payment by or on behalf of the Borrower is rescinded or must be otherwise restored by the Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

     1.12 Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver, or modification of any of the Obligations or the release or discharge of the Borrower from the performance of any of the Obligations shall release or discharge the Guarantor from this Agreement.


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     1.13  Insolvency.  The voluntary or involuntary  liquidation,  dissolution,
sale  or  other   disposition  of  all  or  substantially  all  the  assets  and liabilities, or receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting the Borrower or the disaffirmance of any Loan Document in any such proceeding shall not release or discharge the Guarantor from this Agreement.

     1.14 Further Payments. The Guarantor further agrees to pay forthwith, upon demand, all costs and expenses (including reasonable attorneys' fees) incurred or expended by the Bank in connection with the enforcement of this Agreement.

     1.15 Financial Condition. The Guarantor acknowledges and agrees that (i) it is aware of, and has reviewed and analyzed, the present and projected financial condition of the Borrower, (ii) it has not relied upon any information, representation or warranty of the Bank regarding the financial condition of the Borrower, (iii) the Bank has no obligation to provide the Guarantor with any financial information or other information of any kind regarding the Borrower or any matter under the Loan Documents, including without limitation, any notice of any kind thereunder, (iv) it has made its own due diligence investigation of the Borrower and its financial condition and (v) it hereby waives and shall not be entitled to assert as a defense or counterclaim any matter, claim or cause of action regarding or arising from the present or future financial condition of the Borrower.

                                   ARTICLE II

     2.1 Representations and Warranties. The Guarantor represents and warrants to the Bank as follows:

     (a) The Guarantor (i) is presently (but not as of any date hereafter) the record and beneficial owner of approximately 50% of the issued and outstanding capital stock of the Borrower and (ii) will derive economic and financial benefit from the making of the Loans.

     (b) The Guarantor has full power and authority to execute, deliver and perform any action which may be necessary or advisable to carry out the terms of this Agreement; and this Agreement has been duly executed and delivered by the Guarantor and is the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

     (c) The execution, delivery and performance of this Agreement will not (1) violate any provision of any existing law, statute, rule, regulation or ordinance, (2) conflict with, result in a breach of or constitute a default under (a) the certificate of incorporation or by-laws of the Guarantor or (b) any order,


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judgment,  award or  decree  of any  court,  governmental  authority,  bureau or agency, or (c) any mortgage, lease, contract or other agreement or undertaking to which the Guarantor is a party or by which the Guarantor or any of its properties or assets may be bound, and (3) result in the creation or imposition of any lien upon or with respect to any property or asset now or hereafter acquired by the Guarantor other than the liens created by the Loan Documents.

     (d) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of this Agreement or the transactions contemplated hereby.

                                   ARTICLE III

     3. Remedies. Upon the occurrence of an Event of Default or in the event that any portion of the Obligations shall have been declared due and payable (whether at the stated maturity, by acceleration or otherwise), the Bank may, in addition to all other rights and remedies as may be available at law or in equity or under the terms of any of the Loan Documents and without demand of performance or other demand, advertisement or notice of any kind, immediately set off any or all of the Obligations against any property of the Guarantor which may now or hereafter be in the Bank's possession or control, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of such Event of Default even though such setoff is not noted on the records of the Bank until a later time. The Guarantor shall be liable for the deficiency if the proceeds of any sale or other disposition of any Bank Collateral are insufficient to pay all amounts to which the Bank is entitled hereunder, including the fees of any attorneys employed by the Bank to collect such deficiency.

                                   ARTICLE IV

     4.1 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     4.2 Amendment. No modification, amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Bank and then any such waiver or consent shall be effective only in the specific instance and for


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

the purpose for which given.

     4.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, all future holders of the Obligations and their respective successors and assigns.

     4.4 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     4.5 No Third Party Rights. This Agreement is solely for the benefit of the Bank and its successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Agreement.

     4.6 Notice. All notices and other communications given to or made upon any party hereto in connection herewith shall be in writing and mailed (by certified or registered United States mail, postage prepaid) or delivered by overnight courier or hand delivery to the respective parties hereto in accordance with the provisions of the Credit Agreement. Any notice to the Borrower shall constitute sufficient notice to the Guarantor hereunder.

     4.7 Acknowledgment by Guarantor. The Guarantor acknowledges that:

          (i) it has been represented by counsel in the negotiation, execution and delivery of this Guaranty and the other documents executed and delivered to the Bank in connection herewith;

          (ii)  the  Bank  has no  fiduciary  relationship  with  or duty to the
     Guarantor arising out of or in connection with the Notes or the indebtedness evidenced thereby and the relationship between the Guarantor and the Bank is solely that of debtor and creditor; and

          (iii) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Bank and the Guarantor.

     4.8 Waiver of Jury Trial. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

     4.9  Governing  Law. THIS  GUARANTY AND THE RIGHTS AND


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OBLIGATIONS  OF THE PARTIES  HEREUNDER  SHALL BE GOVERNED BY, AND  CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Agreement as of the day and year first above written.

ATTEST:                                      BLUE CROSS AND BLUE SHIELD
                                               OF NEW JERSEY, INC.

By:____________________________              By:_____________________________
   Name:                                        Name:
   Title:                                       Title:


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